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                                                                   EXHIBIT 10.13

                               MUZAK HOLDINGS LLC
                                    FORM OF
                            INCENTIVE UNIT AGREEMENT


THIS INCENTIVE UNIT AGREEMENT (the "Agreement") is made as of _________, 1999 by and between Muzak Holdings LLC, a Delaware limited liability company (the "Company"), __________________(the "Recipient") and ABRY Broadcast Partners III, L.P., a Delaware limited partnership "ABRY").

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.   Issuance of Incentive Units.  The Company hereby issues to the Recipient
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___ Class B-1 Units, ___ Class B-2 Units and ___ Class B-3 Units.  The Class B-
1, Class B-2 and Class B-3 Units together comprise the incentive units (the "Incentive Units").

2.   Vesting of Incentive Units. The Incentive Units of each Class shall "vest"
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as provided in this Section 2. As of any date, the total number of Incentive
Units of any Class which will be "Vested Units" shall equal the product of the total number of Incentive Units of such Class multiplied by the applicable "Percentage" set forth in the following Schedule for such date; provided that all of the Incentive Units shall be "Vested Units" upon a Sale of the Company; provided further, that on the date upon which Recipient's employment by the Company or any of its Subsidiaries terminates, vesting shall immediately cease, with the effect that from and after such date the total number of Incentive Units of any Class which will be "Vested Units" shall equal the number of Incentive Units of such Class which were "Vested Units" on the date of such termination, whether or not a Sale of the Company occurs thereafter.

                                    Schedule

Anniversary of Date of Grant                            Vesting Percentage
----------------------------                            ------------------

Prior to March 18, 2000                                           0%
March 18, 2000-March 17, 2001                                     20%
March 18, 2001-March 17, 2002                                     40%
March 18, 2002-March 17, 2003                                     60%
March 18, 2003-March 17, 2004                                     80%
After March 17, 2004                                              100%

As of any date, the term "Unvested Units" of any Class means the Incentive Units of such Class which are not "Vested Units."
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3.   Repurchase of Unvested Units. The Company or ABRY may repurchase the
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Unvested Units of each Class in the event that the Recipient's employment by the
Company or any of its Subsidiaries terminates (the "Repurchase Right"). Such right shall be exercisable at any time within 18 months after the date of such termination. The aggregate repurchase price for all Unvested Units shall be $1.00.

4.   Restrictions on Transfer. Without the Company's prior written consent, the
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Recipient will not, directly or indirectly, sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Incentive Unit except as
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provided in Section 2 above. The restrictions contained in this Section 4 will not apply to any Transfer of Incentive Units to the Recipient's spouse or descendants (whether natural, step or adopted) or, upon the Recipient's death, to the Recipient's heirs, executors or administrators, so long as the transferee (a "Permitted Transferee") executes a counterpart of this Agreement agreeing to
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be bound by all provisions hereof.  The provisions of this Section 4 will cease to be effective upon a Qualified Public Offering.

5.   Approved Company Sale.
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     (a)  If the Majority of the Board and a Majority in Voting Interest approve a Sale of the Company (an "Approved Company Sale"), then the Recipient
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          will consent to and raise no objections against the Approved Company
          Sale. If the Approved Company Sale is structured as a merger or consolidation, then the Recipient will waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation. If the Approved Company Sale is structured as a
          Transfer of membership interests, then subject to the following sentence the Recipient will agree to sell all of his or her Incentive Units on the terms and conditions approved by the Majority of the
          Board and a Majority in Voting Interest. The Recipient will take all necessary or desirable actions in connection with the consummation of an Approved Company Sale as requested by the Majority of the Board, including, without limitation, executing a sale contract pursuant to which the Company's members or other selling Persons will severally (but not jointly) make the same representations, warranties and indemnities regarding the Company and its assets, liabilities and business (collectively, the "Company Reps") and such representations
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          and warranties concerning such Person and the membership interests to be sold by such Person as may be set forth in any agreement approved by the Majority of the Board; provided, that if any Person pays any
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          amount in connection with any claim under the Company Reps by the purchaser or purchasers in such Approved Company Sale (a "Company
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          Loss"), then the Recipient will simultaneously contribute to such
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          Person an amount equal to the Recipient's pro rata share (based upon the amount of consideration received in such Approved Company Sale) of such Company Loss.

     (b) The obligations of the holders of Securities pursuant to Section 5(a) are subject to the satisfaction of the following conditions: (i) upon the consummation of the

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          Approved Company Sale, the selling Persons will receive the same form of consideration and the same portion of the aggregate consideration such Persons would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the LLC Agreement as in effect immediately prior to the consummation of the Approved Company Sale (and, if less than all of the outstanding membership interests of the Company are being sold in the Approved Company Sale, then the form and portions of aggregate consideration shall be determined as if the membership interests included in the Approved Company Sale were all of the outstanding membership interests of the Company then outstanding); and (ii) if any selling Persons are given an option as to the form and amount of consideration to be received, each selling Person will be given the same option.

     (c) If the Majority of the Board, the Company or any member of the Company enters into any negotiation or transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), then if the Recipient is not an "accredited investor," as that term is defined in Regulation D as promulgated under the Securities Act, then at the request of the Company the Recipient will appoint either a purchaser representative (as such term is defined in Rule 501 under the Securities Act) designated by the Company, in which event the Company will pay the fees of such purchaser representative, or another purchaser representative (reasonably acceptable to the Company), in which event such holder will be responsible for the fees of the purchaser representative so appointed.

     (d) All selling Persons will bear their pro rata share (based upon the amount of consideration received or proposed to be received in the applicable actual or proposed Approved Company Sale) of the costs of any actual or proposed Approved Company Sale to the extent such costs are incurred for the benefit of all such Persons and are not otherwise paid by the Company or the acquiring party.

6.   Further Assurances. In the event that the Majority of the Board approves a
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recapitalization of or a transaction requiring the recapitalization of, the
Company or its subsidiaries, including, without limitation, a public offering and sale of securities pursuant to an effective registration statement under the Securities Act, then the Recipient will take all necessary or desirable actions in connection with the consummation of such recapitalization or transaction as the Majority of the Board or a Majority in Voting Interest so request subject to the following limitation: immediately after any such recapitalization or transaction, each member of the Company shall hold securities of the applicable surviving entity with rights, preferences and privileges substantially equivalent to the securities held by such member immediately prior to such recapitalization or transaction. Without limiting the generality of the foregoing, if requested as provided in the immediately preceding sentence, then the Recipient will take such actions as may be necessary or desirable for

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the Company to convert to a corporate form, including without limitation the approval of a merger of the Company with and into a corporation, with the result that each member of the Company shall hold capital stock of such surviving corporation.

7.   Lock-Up. The Recipient will not effect any Transfer (including sales
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pursuant to Rule 144) of Incentive Units during the seven days prior to and the
180-day period beginning on the effective date of any underwritten registered offering of securities of the Company unless the underwriter(s) managing such underwritten registration otherwise agree.

8.   Legend. Each instrument evidencing Incentive Units will be stamped or
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otherwise imprinted with a legend in substantially the following form:

                THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO AN INCENTIVE UNIT AGREEMENT DATED AS OF _____________, 1999 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND THE INITIAL HOLDER THEREOF, AS AMENDED FROM TIME TO TIME. A COPY OF SUCH INCENTIVE UNIT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

9.   Definitions. When used in this Agreement, the following terms have the
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respective meanings set forth in the Amended and Restated Limited Liability
Company Agreement of the Company, dated as of March 18, l999, as amended or restated from time to time, by and among and the Members of the Company (the "LLC Agreement"):
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                Class A Unit
                Class B-1 Unit
                Class B-2 Unit
                Class B-3 Unit
                Common Unit
                Majority in Voting Interest
                Majority of the Board
                Person
                Unpaid Yield
                Unreturned Capital Value

In addition, the following terms have the following respective meanings:

"Person" means an individual, a partnership, a corporation, an association, a
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limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity (including, without limitation, any governmental entity or any department, agency or political subdivision thereof).

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"Qualified Public Offering" means the sale in a public offering registered under
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the Securities Act of membership interests of the Company or any of its successors (A)(i) providing net proceeds to the Company or any of its successors and the selling equity holders of at least $25,000,000 or (ii) where at least
25% (determined after such offering) of the outstanding Common Units or any of its successors have been sold in such sale and (B) the offering price per Common Unit in such public offering is greater than the highest Unpaid Yield and Unreturned Capital Value attributable to any Class A Unit as of immediately prior to such public offering (as adjusted for any unit or stock split, or dividend or distribution or any other recapitalization in contemplation of such public offering).

"Sale of the Company" means the sale of the Company and/or its subsidiaries to
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one or more Persons in which the purchaser(s) directly or indirectly acquire (i)
membership interests of the Company constituting a majority (by voting power) of the membership interests of the Company on a fully-diluted basis (whether by merger, consolidation, sale or Transfer of any or all of the Company's outstanding securities) or (ii) all or substantially all of the Company's assets determined on a consolidated basis (including the equity securities or assets of the Company's Subsidiaries).

"Securities Act" means the Securities Act of 1933, as amended from time to time.

10.  General Provisions
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     (a)  Severability. Whenever possible, each provision of this Agreement
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          shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or, invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (b)  Successors and Assigns. This Agreement shall bind and inure to the
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          benefit of and be enforceable by the Company, Recipient and ABRY and their respective successors and assigns (including subsequent holders of Incentive Units); provided that the rights and obligations of
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          Recipient (and his Permitted Transferees) under this Agreement shall not be assignable except in connection with a transfer of Incentive Units permitted by this Agreement.

     (c)  Remedies. Each of the parties to this Agreement shall be entitled to
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          enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

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     (d)  Amendment and Waiver. The provisions of this Agreement may be amended
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          and waived only with the prior written consent of the Company,
          Recipient and ABRY.

     (e)  Business Days. If any time period for giving notice or taking action
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          hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

     (f)  Descriptive Headings. The descriptive headings of this Agreement are
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          inserted for convenience only and do not constitute a part of this
          Agreement.

     (g)  Governing Law. All issues and questions concerning the construction,
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          validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     (h)  Notices. All notices, demands or other communications to be given or
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          delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company, Recipient and ABRY at the respective addresses listed below:

          If to the Company, to:

          Muzak Holdings LLC
          2901 Third Avenue, Suite 400
          Seattle, Washington 98121
          Attn: William Boyd

          With a copy to (which will not constitute notice to the Company) to:

          ABRY Partners, Inc.
          19 Newbury Street
          Boston, MA 02116
          Attn: Royce Yudkoff


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          If to the Recipient:

          To the most recent address listed within the personnel records of the Company. Such recipient may then forward a copy to his personal attorney.

          If to ABRY, to:

          ABRY Broadcast Partners III, L.P.
          c/o ABRY Partners, Inc.
          18 Newbury Street
          Boston, MA 02116
          Attn: Royce Yudkoff

          With a copy (which will not constitute notice to ABRY) to:

          Kirkland & Ellis
          153 East 53rd Street
          New York, New York 10022
          Attn: John L. Kuehn, Esq.

          Or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (i)  Counterparts. This Agreement may be executed simultaneously in two or
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          more counterparts, any one of which need not contain the signatures of more than one party, but all such, counterparts taken together shall constitute one and the same Agreement.

     (j)  Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO
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          THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY
          LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

     (k)  No Strict Construction. The parties hereto have participated jointly
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          in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


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     (l)  Entire Agreement. Except as otherwise expressly set forth herein, this
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          Agreement and the other agreements referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

11.  Forward-Looking Projections. The Recipient hereby acknowledges that he was
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shown forward-looking projections regarding the potential future value of the
Incentive Units. The Recipient further acknowledges by initialing below that the actual future value of the Incentive Units, if any, is not guaranteed and is subject to fluctuation, with any such future value being determined by the actual performance of the Company and the timing and terms of its sale. _________ (Initials of Recipient).

                                   * * * * *
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    IN WITNESS WHEREOF, the parties hereto have executed this Incentive Unit
    Agreement as of the date first written above.


                                             MUZAK, HOLDING LLC


                                             By:
                                                -------------------------------
                                             Name:
                                             Title:


                                             ----------------------------------
                                             [Recipient]

                                             ABRY BROADCAST PARTNERS III, L.P.
                                             By: ABRY Equity Investors, L.P.
                                             Its: General Partner

                                             By: ABRY Holdings III, Inc.
                                             Its: General Partner

                                             By:
                                                -------------------------------
                                             Name:
                                             Title: